ASSET PURCHASE AGREEMENT

                                      Among

                        PRIME LITHOTRIPSY SERVICES, INC.

                                    as Buyer,

                   RESTON HOSPITAL LITHOTRIPTER JOINT VENTURE

                                   as Seller,

                       RESTON LITHOTRIPSY ASSOCIATES, INC.

                  COLUMBIA ARLINGTON HEALTHCARE SYSTEM, L.L.C.

                                       and

                                ROBERT BALL, M.D.











                              Dated July 21, 1999


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                            ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement ("Agreement") is entered into as of the 21 day of July, 1999 ("Effective Date"), between and among PRIME LITHOTRIPSY SERVICES, INC., a New York corporation ("Buyer"), RESTON HOSPITAL LITHOTRIPTER JOINT VENTURE, a Virginia general partnership ("Seller"), RESTON LITHOTRIPSY ASSOCIATES, INC., a Virginia corporation and partner in Seller ("RLA"), COLUMBIA ARLINGTON HEALTHCARE SYSTEM, L.L.C., a Virginia limited liability company and partner in Seller ("CAHS"), and Robert Ball, M.D., an individual residing in the Commonwealth of Virginia and partner in Seller ("ROBERT BALL, M.D.").

                             Preliminary Statements

         Seller owns a Dornier Model HMT 482L Extracorporeal Shockwave Renal Lithotripter, serial number 293, ("Lithotripter"), leases the Lithotripter for use to others, and provides related services to others.

         Buyer desires to purchase from Seller and Seller desires to sell to Buyer the Lithotripter.

     RLA, CAHS and ROBERT BALL, M.D. are the only partners of Seller, and each joins in the execution of this Agreement for the purposes set forth herein.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, the parties intending to be legally bound hereby, agree as follows:

                                   ARTICLE I.

                           SALE AND PURCHASE OF ASSETS

         On the terms and subject to the conditions contained in this Agreement, at the Closing (as hereinafter defined), Seller hereby agrees to sell, convey, assign and transfer to Buyer, and Buyer agrees to purchase from Seller, the assets of Seller set forth below, free and clear of any indebtedness, liens, encumbrances or claims by any person or entity. The assets of Seller to be purchased by Buyer pursuant to this Agreement shall be collectively referred to herein as the "Assets," and are as follows:

     a. Property and Equipment. Lithotripter, operating manuals and the trailer.

     b. Goodwill. The goodwill and business reputation related to Seller's business as of the Closing Date.

                                   ARTICLE II.

                         WARRANTIES, REPRESENTATIONS AND

              COVENANTS OF SELLER, RLA, CAHS AND ROBERT BALL, M.D.

         Each of the parties hereto other than Buyer (collectively, the "Control Parties") hereby represents and warrants to Buyer as follows. If a particular representation and warranty is expressly stated below to be made, in whole or in part, about the "Control Parties," each Control Party will be deemed to be making that representation and warranty only about itself. Representations and warranties expressly about the "Seller" will be deemed to be made jointly and severally by Seller and each of the other Control Parties. Otherwise, each Control Party (severally, and not jointly) is making each of the representations and warranties in this Article II as to all matters stated therein (including without limitation paragraph h of this Article II). Any reference in this Agreement to the "actual knowledge" of Seller shall be defined as the actual knowledge of Robert Ball, M.D., William A. Adams and A. Daniel Laurent, M.D. Any reference in this Agreement to the "actual knowledge" of a particular Control Party shall be defined (i) in the case of ROBERT BALL, M.D., as the actual knowledge of Robert Ball, M.D.; (ii) in the case of CAHS, as the actual knowledge of William A. Adams; and (iii) in the case of RLA, as the actual knowledge of A. Daniel Laurent, M.D.

                  a. Existence and Power. Seller is a general partnership duly organized, validly existing and in good standing under the laws of the State of Virginia and has all requisite power to own and operate its business as now conducted and as proposed to be conducted, and to enter into and perform the terms of this Agreement. RLA represents that it is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all requisite corporate power to enter into and perform the terms of this Agreement. CAHS represents that it is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, and has all requisite limited liability company power to enter into and perform the terms of this Agreement. ROBERT BALL, M.D., represents that he is an individual residing in the Commonwealth of Virginia and possesses all necessary power to enter into and perform the terms of this Agreement.

                  b. Corporate Action. The execution, delivery and performance of this Agreement and each other agreement, document, instrument or certificate required to be executed by Seller or any other Control Party in connection herewith (collectively, including this Agreement, the "Transaction Documents"), are authorized by (as applicable) Seller's or such other Control Party's respective shareholders, members, directors, governors, partners, managers or other persons having a right to direct its affairs, and no further action or consent is needed by or from Seller or such other Control Party to make any of the Transaction Documents valid and binding upon Seller or such other Control Party in accordance with its terms. Except with respect to Buyer, each of the Transaction Documents has been, or prior to Closing will be, duly and validly executed and delivered by Seller and/or the other Control Parties (if a party thereto) and constitutes a valid and binding obligation of Seller and/or the other Control Parties, enforceable against each of them in accordance with its terms.

     c. Consents and Approvals. No action, consent, or approval of, or filing with, any governmental authority is required by Seller or any of the other Control Parties in connection with the execution, delivery or performance of any of the Transaction Documents.

                  d. Title to Assets. Seller represents that it holds good and marketable record and beneficial title and ownership to all of the Assets, free and clear of any lien, security interest, encumbrance or claim and that the Lithotripter and the trailer are in reasonably good operating condition. Furthermore, Seller represents that, except for personnel and Permits (defined below), all the assets of Seller used in connection with the operation of Seller's business as it is presently conducted, are included in the Assets to be acquired by Buyer pursuant to this Agreement.

                  e. Licenses and Permits. Schedule II(e) lists, to the best of Seller's actual knowledge, all third party and federal, state, county and local governmental licenses, certificates and permits held by Seller and required in connection with Seller's business activities or Seller's operation or use of the Assets (the "Permits"). These Permits are not assignable and will not be transferred to Buyer at the Closing. Seller represents that it is in compliance with the terms and conditions of the Permits, except to the extent that a violation does not and cannot reasonably be expected to have a material adverse effect on the Assets. Seller further represents that it does not possess, nor is it required to possess, a certificate of public need to conduct the Seller's business as it is currently being conducted.

                  f. List of Procedures. Schedule II(f) lists the total number of lithotripsy procedures performed by Columbia Reston Hospital Center for each of the calendar years ending December 31, 1996, 1997 and 1998, and for the period beginning January 1, 1999 and ending May 31, 1999. Schedule II(f) also lists the total number of Maryland residents who received lithotripsy services at Columbia Reston Hospital Center for the calendar year ending December 31, 1998 and for the period beginning January 1, 1999 and ending June 29, 1999. Seller represents and warrants that Schedule II(f) fairly represents the number of lithotripsy procedures performed on patients for the indicated periods. Seller also represents and warrants that Schedule II(f) fairly represents ^ the number of Maryland residents receiving lithotripsy procedures at Columbia Reston Hospital Center for the indicated periods.

                  g. No Adverse Changes. Since ^ May 31, 1999, there has not been any adverse change in the Assets, business or operations of Seller, other than changes in the ordinary course of business that are not (when viewed in conjunction with all other such changes) materially adverse.

                  h. Claims and Litigation. To the best of Seller's actual knowledge, after due inquiry, there are no claims, actions, litigation, suits or proceedings pending or threatened against or affecting Seller, Seller's business, the Assets, or the transactions contemplated by this Agreement, at law or in equity, at or before any federal, state or municipal court or other governmental department, commission, board, bureau, agency or instrumentality. None of the Control Parties is subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality or arbitration tribunal with respect to the ownership, operation or sale of the Assets or having a material and adverse effect on the ability of such Control Party to perform their respective covenants and obligations set forth in this Agreement.

                  i. No Material Misstatements. No representation, warranty or covenant of any of the Control Parties that is contained in this Agreement, or in any Schedule or Exhibit hereto, contains any untrue statement of a material fact or omits any material fact necessary to make any such representation, warranty or covenant, in light of the circumstances under which they were made, not misleading.


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                                       37

                  j. No Violation; Compliance with Laws. The execution, delivery and performance of each of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) violate any law or regulation or any judicial or administrative order, award, judgment or decree applicable to Seller or the Assets (other than applicable "bulk sales" laws); (ii) result in the creation of any lien, security interest, charge or encumbrance upon any of the Assets; or (iii) violate or conflict with any provision of Seller's organizational documents, excluding from the foregoing clauses (i) and (iii) such violations that do not and cannot reasonably be expected to have a material adverse effect on the Assets.

     k. No Known Breaches by Other Parties. Each Control Party (severally, and not jointly) represents and warrants to Buyer that it has no actual knowledge of any breach or default by any of the other Control Parties hereto of any representation, warranty or covenant contained in any of the Transaction Documents.

                  l. Representations and Warranties True at Closing. Each and every representation and warranty by the Control Parties shall be true and correct as of the Closing Date in all respects, regardless of whether the Closing Date occurs on the date of execution of this Agreement or some later date pursuant to Section 7.1 hereof.

     m. Ownership of Seller; Equity Interest Owners of RLA. RLA, CAHS and ROBERT BALL, M.D. each possess a partnership interest in Seller of 72%, 27% and 1%, respectively. RLA, CAHS and ROBERT BALL, M.D. are the only partners of Seller and no other person or entity holds an equity interest of Seller. Schedule II(m) sets forth a list of each and every person or entity that owns an ownership interest in RLA.

                  n. Disclaimer of Warranties. BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, SELLER HAS MADE AND MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE ASSETS, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY OR THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE ASSETS ARE BEING TRANSFERRED AS IS, WHERE IS, AND WITH ALL FAULTS.

                                  ARTICLE III.

                         WARRANTIES, REPRESENTATIONS AND

                               COVENANTS OF BUYER

         Buyer hereby represents, warrants to, and covenants with Seller as follows:

     a. Corporate Existence. Buyer is a corporation duly organized, validly existing in good standing under the laws of the State of New York. Buyer is authorized to transact business in Virginia, and Buyer has all requisite corporate power to own and operate its business and to enter into and perform the terms of this Agreement.

                  b. Corporate Action. The execution, delivery and performance of each Transaction Document to which Buyer is a party have been authorized by all necessary corporate action, and such Transaction Document constitutes a valid and binding obligation upon Buyer, enforceable against it in accordance with its terms.

     c. No Violation. The execution, delivery and performance by Buyer of each Transaction Document to which Buyer is a party, and the consummation of the transactions contemplated herein and therein, do not and will not violate any law or regulation or any judicial or administrative order, award, judgment or decree applicable to Buyer.

                                   ARTICLE IV.

                           PURCHASE PRICE AND PAYMENT

         The total purchase price and consideration for the Assets to be sold to Buyer pursuant to this Agreement shall be $2,400,000.00, to be paid to Seller at the Closing in immediately available funds.

                                   ARTICLE V.

                          ALLOCATION OF PURCHASE PRICE

         Seller and Buyer hereby agree to allocate the purchase price among the Assets, the non-competition covenant set forth in Article VIII hereof, and the other agreements entered into in connection with this Agreement, in accordance with the allocations set forth on Schedule V hereto. Such allocations have been mutually determined by the parties at arm's length and the parties hereto agree to use such allocations for federal income tax purposes.

                                   ARTICLE VI.

                                   LIABILITIES

         Buyer is not assuming any debts, liabilities or obligations of any kind, of Seller or any Control Parties, or otherwise, in connection with the purchase of the Assets, the Closing or the consummation of the transactions contemplated by this Agreement. All claims, liabilities or obligations of, or against, Seller and each other Control Party (including, without limitation, any and all federal, state or other governmental taxes and related liabilities), whether accrued, absolute, contingent or otherwise, and whether due or to become due, fixed or contingent, known or unknown, will be and remain the liability and responsibility of Seller or such other Control Party, as applicable. SELLER AND EACH OTHER CONTROL PARTY AGREE TO HOLD BUYER AND THE BUYER INDEMNIFIED PARTIES HARMLESS FOR SAME AND AGREE TO DEFEND AND INDEMNIFY BUYER AND THE BUYER INDEMNIFIED PARTIES IN CONNECTION WITH ANY SUCH CLAIMS, LIABILITIES, OR OBLIGATIONS ASSERTED AGAINST BUYER, PURSUANT TO THE PROVISIONS OF ARTICLE IX HEREOF.

                                  ARTICLE VII.

                                     CLOSING

         Section 7.1 Closing. The purchase, sale and transfer of possession of the Assets (the "Closing") shall take place at the offices of Grad, Logan & Klewans, P.C., 1421 Prince Street, Suite 320, Alexandria, Virginia 22314, on the date of execution of this Agreement, or at such other place, date and time as the parties hereto shall mutually agree upon in writing. The date that the Closing occurs is referred to herein as the "Closing Date."

         Section 7.2 Action by Seller. At the Closing, Seller shall execute (as applicable), acknowledge and deliver, or cause to be executed and delivered, to Buyer, the following:

          a. Assignment and Warranty Bill of Sale, in substantially the form attached hereto as Exhibit A, covering all Assets.

                  b. Executed copies of non-compete agreements, in the form attached hereto as Exhibit B, for each of the sixteen shareholders in RLA who does not own an existing, competing interest and is not engaged in a competing activity.

                  c. Executed copies of non-compete agreements, in the form attached hereto as Exhibit C, for each of the two shareholders in RLA who owns an existing, competing interest or engages in a competing activity.

                  d. Closing certificate executed by an authorized general partner of Seller stating that all representations and warranties of Seller set forth in any Transaction Document are true, complete and correct at the time of Closing, and that between the date hereof and the Closing, there has been no material change in the condition of the Assets or Seller's business.

                  e. Closing certificate executed by the President of RLA stating that all representations and warranties of RLA set forth in any Transaction Document are true, complete and correct at the time of Closing and that RLA has no actual knowledge of a breach of a representation and warranty by either of the other Control Parties.

                  f. Closing certificate executed by an authorized officer of CAHS stating that all representations and warranties of CAHS set forth in any Transaction Document are true, complete and correct at the time of Closing and that CAHS has no actual knowledge of a breach of any representation and warranty by either of the other Control Parties.

          g. Closing certificate executed by ROBERT BALL, M.D. stating that all representations and warranties of ROBERT BALL, M.D. set forth in any Transaction Document are true, complete and correct at the time of Closing and that ROBERT BALL, M.D. has no actual knowledge of a breach of any representation and warranty by either of the other Control Parties.

         Section 7.3 Action by Buyer. At the Closing, Buyer shall execute (as applicable), acknowledge and deliver, or cause to be executed and delivered, to Seller, the following:

          a. The cash sum in the amount of $2,400,000.00 pursuant to Article IV hereof, by wire transfer to an account designated by Seller.

                  b. Closing certificate executed by the President or Secretary of Buyer stating that all representations and warranties of Buyer set forth in any Transaction Document are true, complete and correct at the time of Closing.

         Section 7.4 Further Assurances. At any time and from time to time after the Closing, Seller and the other Control Parties shall, at the reasonable request of Buyer, execute and deliver or cause to be executed and delivered, all such bills of sale, assignments, consents, documents (including documents of title with respect to any titled property included among the Assets), certificates and instruments, and take or cause to be taken all such other action, as may be reasonably deemed necessary or desirable in order to put Buyer in actual possession and operating control of the Assets, or to more fully and effectively vest in Buyer or to confirm in buyer full right, title and interest to the Assets, free and clear of all liens and security interests, in accordance with this Agreement, or to assist Buyer in exercising its rights with respect thereto, or otherwise to carry out the intents and purposes of this Agreement.

         Section 7.5 Conditions to Closing. In the event the Closing does not occur on the date of execution of this Agreement, it shall be a condition to Closing by each party that (i) Buyer, Prime Medical Services, Inc., a Delaware corporation ("Prime"), or one of Prime's subsidiaries shall have entered into a Lithotripsy Agreement with CAHS pursuant to which Buyer or one of Prime's subsidiaries will provide lithotripsy and related services at Reston Hospital Center; (ii) all actions required to be taken by the other party or parties set forth in this Article VII shall have been taken at or prior to the Closing;
(iii) all documents to be delivered pursuant to this Article VII shall be satisfactory in form and substance to such party and its counsel; and (iv) such party or its counsel shall have received copies of all documents, instruments or certificates, executed or certified, whichever may be appropriate, as is required by this Article VII. For purposes of this Section, all forms of closing documents attached to this Agreement are hereby stipulated by the parties to be in satisfactory form.

                                  ARTICLE VIII.

                            NON-COMPETITION COVENANTS

         Section 8.1 Seller, RLA and Ball, severally and not jointly, hereby agrees that, until the expiration of its respective Restriction Period (as defined for each below), it will not directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which they own less than five percent of any class of outstanding securities), or as a principal, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, firm or corporation, without the prior written consent of Buyer, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a)  Lithotripsy  Services.  Except as  permitted  pursuant to
Section 8.3 below, directly or indirectly provide lithotripsy services, including without limitation, patient lithotripsy services, lithotripsy management services, Lithotripter leasing, or similar lithotripsy services (collectively, "Lithotripsy Services"), anywhere within 50 miles of Columbia Reston Hospital Center, Reston, Virginia.

                  (b) Interference with Business Relationships. Directly or indirectly request or advise any patient or physician or any other person, firm or corporation having a business relationship with Buyer or any of Buyer's affiliates (or having a past business relationship with Seller) to withdraw, curtail, or cancel its business with Buyer or Buyer's affiliates, as the case may be; or

                  (c) Solicitation of Employees. Directly or indirectly hire any employee of Buyer or any of Buyer's affiliates or induce or attempt to influence any employee of Buyer or any of Buyer's affiliates to terminate his or her employment with such entity.

         Section 8.2 So long as Buyer, its affiliates, assignees or successors continues to provide Lithotripsy Services to Reston Hospital Center, CAHS hereby agrees that, until the expiration of its Restriction Period (as defined below), it will not directly or indirectly, ^ whether through any kind of ownership (other than ownership of securities of a publicly held corporation of which they own less than five percent of any class of outstanding securities), ^ through the actions of its member HCA Health Services of Virginia, Inc., or as a principal, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, firm or corporation, without the prior written consent of Buyer, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Lithotripsy Services. Except as otherwise permitted in this subparagraph (a) and Section 8.3 below, directly or indirectly provide Lithotripsy Services anywhere within the Restriction Area (defined below) for the applicable period. The restriction set forth in this subparagraph (a) shall not apply to any facility in which CAHS, or any affiliate or successor thereof, acquires after the Closing a beneficial interest that, at the time of such acquisition, provides Lithotripsy Services to the general public and for which ^ annual gross revenues from Lithotripsy Services do not exceed 5% of ^ such facility's ^ annual gross revenues. For purposes of this Agreement, the "Restriction Area" shall mean that area within the Commonwealth of Virginia which is defined by a driving distance radius from Columbia Reston Hospital Center, Reston, Virginia of 50 miles for the first year of the Restriction Period, 30 miles for the second year of the Restriction Period and 20 miles for each of the third, fourth and fifth years of the Restriction Period.

                  (b) Interference with Business Relationships. Directly or indirectly request or advise any patient or physician or any other person, firm or corporation having a business relationship with Buyer or any of Buyer's affiliates (or having a past business relationship with Seller) to withdraw, curtail, or cancel its business with Buyer or Buyer's affiliates, as the case may be; or

                  (c) Solicitation of Employees. Directly or indirectly hire any employee of Buyer or any of Buyer's affiliates or induce or attempt to influence any employee of Buyer or any of Buyer's affiliates to terminate his or her employment with such entity.

         Section 8.3 Medical Judgment. Nothing in this Agreement shall be construed to limit or infringe upon the professional medical judgment or ability to practice medicine of any party hereto that is a physician (including, but not limited to, the selection of appropriate facilities for medical care), and no exercise of such a party's professional medical judgment or act constituting the practice of medicine shall be considered a violation of this Agreement.

         Section 8.4 Restriction Period. For purposes of this Agreement, the "Restriction Period" shall begin on the Effective Date and continue until five
(5) years after the Effective Date.

         Section 8.5 Affiliates. For purposes of this Agreement, the Buyer's affiliates shall include Prime, and each of Prime's and Buyer's respective current and future (throughout the Restriction Period), direct and indirect, subsidiaries and affiliates.

         Section 8.6 Restrictions Reasonable. RLA, CAHS and Ball have reviewed and carefully considered the provisions of this Article VIII and, having done so, agree that the restrictions set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome, and (c) are reasonably required for the protection of the respective interests of the parties.

         Section 8.7 Equitable Relief. RLA, CAHS and Ball each agree that a violation on its part of any covenant contained in this Article VIII will cause the other parties irreparable damage for which remedies at law may be insufficient, and for that reason, each agrees that the other parties shall each, independently, be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, may be available, including, specifically, recovery of additional damages.

                                   ARTICLE IX.

                            INDEMNIFICATION OF BUYER

         Section 9.1 Indemnification of Buyer. For a period of two years after the Closing Date, Seller and each of the other Control Parties, jointly and severally, but subject to the limitation set forth below, agree to indemnify and hold Buyer, Prime and each of Prime's and Buyer's respective representatives, officers, directors, employees, and affiliates (collectively, the "Buyer Indemnified Parties") harmless from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Buyer Indemnified Parties may sustain, arising out of, or with respect to, (i) any breach or default by Seller or any of the other Control Parties of any of the representations, warranties, covenants or agreements contained in any Transaction Document, (ii) any obligations or any liabilities to any finder, broker or sales agent engaged or retained by Seller or another Control Party, (iii) any debts, liabilities or obligations of Seller (iv) any debts, liabilities or obligations of any Control Parties with respect to the Assets or business conducted utilizing the Assets,
(v) any act or omission by Seller that occurred prior to the Closing, or (vi) any act or omission by any of the Control Parties that relates to the Assets or business conducted utilizing the Assets and occurred prior to the Closing. Regardless of anything contained in this Agreement to the contrary, Seller's indemnification liability shall be limited to an amount equal to the purchase price and each of the Control Parties' indemnification liability shall be limited to an amount equal to $24,000.00 for ROBERT BALL, M.D., $1,728,000.00 for RLA and $648,000.00 for CAHS, and in no case shall the collective liability of the Seller and Control Parties be greater than the purchase price.

         Section 9.2 Defense of Third-Party Claims. A Buyer Indemnified Party shall give prompt written notice to Seller and the other Control Parties of the commencement or assertion of any third-party action in respect of which such Buyer Indemnified Party shall seek indemnification hereunder. Any failure so to notify Seller and the other Control Parties shall not relieve Seller and the other Control Parties from any liability that they may have to such Buyer Indemnified Party under this Article IX, unless the failure to give such notice materially and adversely prejudices Seller and the other Control Parties. Seller and the other Control Parties shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as they deem appropriate; provided, however, that:

          (a) The Buyer Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the other Control Parties shall obtain the prior written approval of the Buyer Indemnified Party, which approval shall not be unreasonably withheld or delayed, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Buyer Indemnified Party or if, in the reasonable opinion of the Buyer Indemnified Party, such settlement, compromise, admission, or acknowledgment would have a material adverse effect on its business or, in the case of a Buyer Indemnified Party who is a natural person, on his or her assets or interests;

                  (c) Seller and the other Control Parties shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Buyer Indemnified Party of a release from all liability in respect of such third-party action;

                  (d) Seller and the other Control Parties shall not be entitled to control (but shall be entitled to participate at their own expense in the defense of), and the Buyer Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action (i) as to which Seller and the other Control Parties fail to assume the defense within a reasonable length of time after giving notice to Seller and the other Control Parties or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Buyer Indemnified Party which, if successful, would materially adversely affect the business, operations, assets, or financial condition of the Buyer Indemnified Party; provided, however, that the Buyer Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability on the part of Seller or the other Control Parties without the prior written consent of Seller and the other Control Parties;

                  (e) Seller and the other Control Parties shall make payments of all amounts required to be made pursuant to the foregoing provisions of this
Article IX to or for the account of the Buyer Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Buyer Indemnified Party has agreed in writing to reimburse Seller and the other Control Parties for the full amount of such payments if the Buyer Indemnified Party is ultimately determined not to be entitled to such indemnification; and

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this Article IX and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                   ARTICLE X.

                               INDEMNIFICATION OF

                               THE CONTROL PARTIES

         Section 10.1 Indemnification of Seller and the other Control Parties. For a period of one year after the Closing Date, Buyer agrees to indemnify and hold harmless Seller and the other Control Parties, and, where applicable, their respective partners, officers, directors, employees, and affiliates (collectively, the "Seller Indemnified Parties") from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action, which any of the Seller Indemnified Parties may sustain, arising out of, or with respect to, (i) any breach or default by Buyer of any of the representations, warranties, covenants or agreements contained in any Transaction Document, (ii) any obligations or liabilities to any finder, broker or sales agent engaged or retained by Buyer or (iii) any act or omission by Buyer that relates to the Assets and occurs after the Closing. Regardless of anything contained in this Agreement to the contrary, Buyer's indemnification liability to each Control Party shall be limited to an amount equal to $24,000.00 for ROBERT BALL, M.D., $1,728,000.00 for RLA and $648,000.00 for
CAHS, and in no case shall the collective liability of the Buyer be greater than the purchase price.

         Section 10.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Buyer of the commencement or assertion of any third-party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Buyer shall not relieve Buyer from any liability that it may have to such Seller Indemnified Party under this Article X unless the failure to give such notice materially and adversely prejudices Buyer. Buyer shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

          (a) The Seller Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Buyer shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld or delayed, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party or if; in the reasonable opinion of the Seller Indemnified Party, such settlement, compromise, admission, or acknowledgment would have a material adverse effect on its business or, in the case of a Seller Indemnified Party who is a natural person, on his or her assets or interests;

                  (c) Buyer shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Seller Indemnified Party of a release from all liability in respect of such third-party action; and

                  (d) Buyer  shall not be  entitled  to  control  (but  shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action
(i) as to which Buyer fails to assume the defense within a reasonable length of time or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Seller Indemnified Party which, if successful, would materially adversely affect the business, operations, assets, or financial condition of the Seller Indemnified Party; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability on the part of Buyer without the prior written consent of Buyer.

                  (e) Buyer shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Article X to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Buyer for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this Article X and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                   ARTICLE XI

                                     GENERAL

         Section 11.1 Costs. Each party hereto agrees to pay their respective costs and expenses incurred by them in the negotiation, preparation, performance of and compliance with all agreements, covenants and conditions contained in each Transaction Document to which it is a party, including, but not limited to, their respective attorney's fees and accountant's fees.

         Section 11.2 No Brokers. Each party represents that no brokers, agents or finders are involved in this transaction and each agrees to hold the other harmless from liability for any brokerage, agency, or finder's fees or commissions with respect to which any such party may have incurred an obligation.

         Section 11.3 Assignability. This Agreement may not be assigned by any party hereto without the prior written consent of all other parties to this Agreement, except that Buyer may, upon written notice to Seller and the other Control Parties, assign its rights pursuant to the non-competition covenants set forth in Article VIII hereof without the written consent of any other party hereto, provided that any such assignment is made in connection with a sale or transfer of (i) all or substantially all of the Assets, (ii) all or substantially all of the business or assets of Buyer (including the assets required to provide Lithotripsy Services to Reston Hospital Center), (iii) at least 50% of the outstanding voting stock of Buyer or consummation of a merger or other transaction that results in a change of control of Buyer, or (iv) ^ Buyer's or Buyer's affiliates' ^ obligations under the lithotripsy services agreement referred to in Section 7.5.

         Section 11.4 Entire Agreement. This Agreement and the other Transaction Documents, together with all schedules and exhibits referred to herein, which by this reference are hereby incorporated herein and made a part hereof for all purposes, contain the entire agreement between the parties hereto with respect to the transactions contemplated herein, and supersede all written or oral negotiations, commitments, warranties or representations, and cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto. For all purposes of this Agreement, in lieu of physically attaching referenced exhibits to this Agreement, such exhibits may be signed and approved by the parties hereto and delivered concurrently with the execution and delivery of this Agreement and deemed attached hereto.

         Section 11.5 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by certified or registered mail, postage prepaid to:

         If to Buyer:               Prime Lithotripsy Services, Inc.
                                    1301 Capital of Texas Highway
                                    Suite C-300
                                    Austin, TX 78746
                                    Attn: Cheryl L. Williams

                  With Copy to:     Akin, Gump, Strauss, Hauer & Feld L.L.P.
                                            816 Congress Avenue, Suite 1900
                                            Austin, TX 78701
                                            Attn: Tim LaFrey

         If to Seller:              Reston Hospital Lithotripter Joint Venture
                                    1850 Town Center Parkway
                                    Reston, Virginia  22090

                  With Copy to:     Michael P. Logan, Esquire
                                            Grad, Logan & Klewans, P.C.
                                            1421 Prince Street, Suite 320
                                            Alexandria, Virginia 22314

         If to RLA:                 Reston Lithotripsy Associates, Inc.
                                    1850 Town Center Parkway
                                    Reston, VA 22090
                                    Attn: A. Daniel Laurent, M.D.


                  With Copy to:     Michael P. Logan, Esquire
                                            Grad, Logan & Klewans, P.C.
                                            1421 Prince Street, Suite 320
                                            Alexandria, Virginia 22314

         If to CAHS:                Reston Hospital Center
                                    1850 Town Center Parkway
                                    Reston, VA 22090
                                    Attn: William A. Adams, CEO

                  With Copy to:     McGuire, Woods, Battle & Boothe LLP
                                            One James Center
                                            901 East Cary Street
                                            Richmond, Virginia 23219
                                            Attn: Thomas J. Stallings

         If to ROBERT BALL, M.D.: Robert Ball, M.D.
                                             7005 Symphony Court
                                             McLean, Virginia 22101

         Section 11.6 Waiver. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. Except as otherwise provided herein, no waiver by any party of any condition, or of any breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

         Section 11.7 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

         Section 11.8 Materiality. The term "material" as used in this Agreement is hereby defined to mean all accounting adjustments, costs, values, damages, deficiencies, assessments or expenses with respect to the value of the Assets and businesses to be purchased by Buyer hereunder or the liabilities to be assumed by Buyer hereunder, which either separately or in the aggregate exceed the sum of $10,000.

         Section 11.9 Counterparts. This Agreement, and each other Transaction Document may be executed simultaneously in multiple counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

         Section 11.10 Severance. Should any portion of this Agreement be declared invalid and unenforceable, then such portion shall be deemed to be severed from this Agreement and shall not affect the remainder thereof.

         Section 11.11 Extension of Benefits. All of the terms and conditions of this Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective heirs, personal representatives, executors, successors and assigns; provided, however, that in the event that CAHS is dissolved, the terms and conditions of this Agreement, if still applicable, shall solely be binding upon, and inure to the benefit of, HCA Health Services of Virginia, Inc., a Virginia corporation and a member of CAHS.

         Section 11.12 Tax Advice. Each party hereto acknowledges that they have consulted with their respective tax advisors in connection with the transactions contemplated by this Agreement, and each party hereto acknowledges that they have not relied upon any advice or opinions given by the other party or its attorneys or agents, nor has any party hereto guaranteed any particular tax consequences in connection with the transactions contemplated by this Agreement.

         Section 11.13 Survival of Representations, Warranties and Covenants. All of the representations, warranties and covenants contained in this Agreement shall survive the Closing Date for a period of two years.

         IN WITNESS WHEREOF, the parties have executed and delivered, or caused this Agreement to be executed and delivered by their respective duly authorized officers, on the day and year first above written.

BUYER:                     PRIME LITHOTRIPSY SERVICES, INC.


                                    By:/s/ Cheryl Williams
                                    ---------------------
                                    Printed Name: Cheryl Williams
                                    Title: Chief Financial Officer


SELLER:                    RESTON HOSPITAL LITHOTRIPTER
                                    JOINT VENTURE
                           Reston Lithotripsy Associates, Inc.
                           General Partner

                                    By: /s/ Michael R. Hardy, President
                                    ----------------------------------
                                    Printed Name: Michael R. Hardy, President
                                    Title: President, Reston Lithotripsy
                                           Associates, Inc.

RLA:                                RESTON LITHOTRIPSY ASSOCIATES, INC.


                                    By: /s/ Michael R. Hardy
                                    ------------------------
                                    Printed Name: Michael R. Hardy
                                    Title: President

CAHS:                      COLUMBIA ARLINGTON HEALTHCARE SYSTEM, L.L.C.


                                    By:/s/ William A. Adams
                                    -----------------------
                                    Printed Name: William A. Adams
                                    Title: COO/Authorized Agent

BALL:

                                    /s/ Robert Ball, M.D.
                                    -------------------------------------
                                    ROBERT BALL, M.D.

                                 Schedule II(e)

                        Non-Assignable Permits of Seller

Business and Professional Occupations License issued by the County of Fairfax, Virginia.

                                 Schedule II(f)

                               List of Procedures

                           Year                          Procedures

                           1996                               506

                           1997                               443

                           1998                               534

                           1999, up to May 31, 1999           228








                                Maryland Patients

                           Year                             Patients

                           1998                                 8

                           1999, up to June 29, 1999            7

                                                                  Schedule II(m)

                                Ownership of RLA

  Amer Z. Al-Juberi, M.D.
  Janice Arnold, M.D.
  John J. Basile, M.D.
  Michael E. Beall, M.D.
  Myron Berger, M.D.
  Robert M. Berger, M.D.
  Mark Bilowus, M.D.
  Giovanni DiSandro, M.D.
  William Glover, Jr., M.D.
  Michael R. Hardy, M.D.
  A. Daniel Laurent, M.D.
  J. Martin Lebowitz, M.D.
  EK Seng Lou, M.D.
  Jeff Pan, M.D.
  Philip A. St. Raymond, M.D.
  William Reha, M.D.
  Domingo Suatengco, M.D.
  Anthony Vara, M.D.

                                   Schedule V

                          Allocation of Purchase Price

                                    EXHIBIT A

                  Form of Assignment and Warranty Bill of Sale

                                    EXHIBIT B

                          Form of Non-compete Agreement


                            Non-competition Agreement

         THIS NON-COMPETITION AGREEMENT (this "Agreement") entered into this ___ day of July, 1999 (the "Effective Date"), by the undersigned individual (the "Restricted Party") for the benefit of Prime Medical Services, Inc., a Delaware corporation (the "Company") and the Company's affiliates.

         WHEREAS, the Company, through a subsidiary, has acquired certain lithotripsy equipment from the Restricted Party and certain affiliates of the Restricted Party; and

         WHEREAS, as a material inducement for the Company's purchase of such equipment, the Restricted Party has agreed, among other things, not to engage in certain competitive activities, or assist or participate with any other person or entity engaging in such activities, as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Restricted Party hereby covenants and agrees as follows:

         1. Agreement.  The Restricted  Party hereby  covenants and agrees that, until  the  expiration  of  the  Restriction  Period  (as  defined  below),  the
Restricted Party will not, directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which the Restricted Party owns less than five percent (5%) of any class of outstanding securities), or as a principal, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for the Restricted Party's own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of the Company, commit any of the following acts described in paragraphs (a) through
(c) below, which acts shall be considered violations of this covenant not to compete:

         (a) Lithotripsy Services. Except as permitted pursuant to paragraph (d) below, directly or indirectly provide lithotripsy services, including without limitation, patient lithotripsy services, lithotripsy management services, lithotripter leasing, or similar lithotripsy services, anywhere within fifty
(50) miles of Columbia Reston Hospital Center in Reston, Virginia. The area described in the preceding sentence is hereinafter referred to as the "Restricted Area."

         (b) Interference with Business Relationships. Directly or indirectly request or advise any patient or physician or any other person, corporation or other entity having a business relationship with the Company or any of the Company's affiliates to withdraw, curtail, or cancel its business with such entity.

         (c) Solicitation of Employees. Directly or indirectly hire any employee of the Company or any of the Company's affiliates or induce or attempt to influence any employee of the Company or any of the Company's affiliates to terminate his or her employment with such entity.

         (d) Medical Judgment. Nothing in this Agreement shall be construed to limit or infringe upon the professional medical judgment or ability to practice medicine of the Restricted Party, if the Restricted Party is a physician
(including, but not limited to, the selection of appropriate facilities for medical care), and no exercise of professional medical judgment or act constituting the practice of medicine shall be considered a violation of this Agreement.

        2. Restriction Period. For purposes of this Agreement, the "Restriction Period" shall begin on the Effective Date and continue until five (5) years after the Effective Date.

        3. General. For purposes of this Agreement, the Company's affiliates shall include its current and future (throughout the Restriction Period) subsidiaries and affiliates. The Restricted Party has reviewed and carefully considered the provisions of this Agreement and, having done so, agrees that the restrictions set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome, and (c) are reasonably required for the protection of the legitimate interests of the Company and its affiliates. The Restricted Party agrees that a violation on its part of any covenant contained in this Agreement will cause the Company and its affiliates irreparable damage for which remedies at law may be insufficient, and for that reason, agrees that the Company and its affiliates shall each, independently be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, may be available, including, specifically, recovery of additional damages.

         4.       Miscellaneous.
         (a) Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to these transactions and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by the Company.

         (b) Expenses. The Restricted Party shall pay all costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its counsel.
         (c) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         (d) Waiver. No failure or delay on the part of the Company in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         (e) Construction. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the Restricted Party acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments.

         (f) Forum. The Restricted Party consents to the in personam jurisdiction of any state or federal court in Alexandria, Virginia and waives any objection to the venue of any such suit, action or proceeding. In the event that the Restricted Party institutes a proceeding involving this Agreement in a jurisdiction outside Alexandria, Virginia, the Restricted Party shall indemnify the Company and its affiliates for any losses and expenses that may result from the failure to institute such proceeding only in a state or federal court in Alexandria, Virginia, including without limitation any additional expenses incurred as a result of litigating in another jurisdiction, such as reasonable fees and expenses of local counsel and travel and lodging expenses for parties, witnesses, experts and support personnel.

                            [Signature page follows]

                                 SIGNATURE PAGE

                                       TO

                            NON-COMPETITION AGREEMENT

         IN WITNESS WHEREOF, the Restricted Party has duly executed this Agreement as of the day and year first above written.

                                RESTRICTED PARTY

                                   Signature:

                                  Printed Name:

                                    EXHIBIT C

                          Form of Non-compete Agreement

                            Non-competition Agreement

         THIS NON-COMPETITION AGREEMENT (this "Agreement") entered into this ___ day of July, 1999 (the "Effective Date"), by the undersigned individual (the "Restricted Party") for the benefit of Prime Medical Services, Inc., a Delaware corporation (the "Company") and the Company's affiliates.

         WHEREAS, the Company, through a subsidiary, has acquired certain lithotripsy equipment from the Restricted Party and certain affiliates of the Restricted Party; and

         WHEREAS, as a material inducement for the Company's purchase of such equipment, the Restricted Party has agreed, among other things, not to engage in certain competitive activities, or assist or participate with any other person or entity engaging in such activities, as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Restricted Party hereby covenants and agrees as follows:

         1. Agreement.  The Restricted  Party hereby  covenants and agrees that, until  the  expiration  of  the  Restriction  Period  (as  defined  below),  the
Restricted Party will not, directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which the Restricted Party owns less than five percent (5%) of any class of outstanding securities), or as a principal, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for the Restricted Party's own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of the Company, commit any of the following acts described in paragraphs (a) through
(c) below, which acts shall be considered violations of this covenant not to compete:

         (a) Lithotripsy Services. Except as permitted pursuant to paragraph (d) below, directly or indirectly provide lithotripsy services, including without limitation, patient lithotripsy services, lithotripsy management services, lithotripter leasing, or similar lithotripsy services, anywhere within fifty
(50) miles of Columbia Reston Hospital Center in Reston, Virginia. The area described in the preceding sentence is hereinafter referred to as the "Restricted Area." Notwithstanding the foregoing, the passive ownership interest by Restricted Party in that certain lithotripsy partnership described on Exhibit-A hereto shall not be deemed a violation by Restricted Party of this paragraph (a); provided, however, that Restricted Party agrees that, during the term of this Agreement, Restricted Party shall not increase its ownership in such lithotripsy partnership.

         (b) Interference with Business Relationships. Directly or indirectly request or advise any patient or physician or any other person, corporation or other entity having a business relationship with the Company or any of the Company's affiliates to withdraw, curtail, or cancel its business with such entity.

         (c) Solicitation of Employees. Directly or indirectly hire any employee of the Company or any of the Company's affiliates or induce or attempt to influence any employee of the Company or any of the Company's affiliates to terminate his or her employment with such entity.

         (d) Medical Judgment. Nothing in this Agreement shall be construed to limit or infringe upon the professional medical judgment or ability to practice medicine of the Restricted Party, if the Restricted Party is a physician
(including, but not limited to, the selection of appropriate facilities for medical care), and no exercise of professional medical judgment or act constituting the practice of medicine shall be considered a violation of this Agreement.

         2. Restriction Period. For purposes of this Agreement, the "Restriction Period" shall begin on the Effective Date and continue until five
(5) years after the Effective Date.
         3. General. For purposes of this Agreement, the Company's affiliates shall include its current and future (throughout the Restriction Period) subsidiaries and affiliates.The Restricted Party has reviewed and carefully considered the provisions of this Agreement and, having done so, agrees that the restrictions set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome, and
(c) are reasonably required for the protection of the legitimate interests of the Company and its affiliates.
         The Restricted Party agrees that a violation on its part of any covenant contained in this Agreement will cause the Company and its affiliates irreparable damage for which remedies at law may be insufficient, and for that reason, agrees that the Company and its affiliates shall each, independently be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, may be available, including, specifically, recovery of additional damages.

         4.       Miscellaneous.
         (a) Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to these transactions and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by the Company.

         (b) Expenses. The Restricted Party shall pay all costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its counsel.

         (c)Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         (d) Waiver. No failure or delay on the part of the Company in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         (e) Construction. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the Restricted Party acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments.

         (f) Forum. The Restricted Party consents to the in personam jurisdiction of any state or federal court in Alexandria, Virginia and waives any objection to the venue of any such suit, action or proceeding. In the event that the Restricted Party institutes a proceeding involving this Agreement in a jurisdiction outside Alexandria, Virginia, the Restricted Party shall indemnify the Company and its affiliates for any losses and expenses that may result from the failure to institute such proceeding only in a state or federal court in Alexandria, Virginia, including without limitation any additional expenses incurred as a result of litigating in another jurisdiction, such as reasonable fees and expenses of local counsel and travel and lodging expenses for parties, witnesses, experts and support personnel.

                            [Signature page follows]

                                 SIGNATURE PAGE

                                       TO

                            NON-COMPETITION AGREEMENT

         IN WITNESS WHEREOF, the Restricted Party has duly executed this Agreement as of the day and year first above written.

                                RESTRICTED PARTY

                                   Signature:

                                  Printed Name:

                                    EXHIBIT A

                          TO NON-COMPETITION AGREEMENT

                       DESCRIPTION OF EXISTING INVESTMENT